Exhibit 99.5

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES ACT OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS COVERING THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACTS.

AHPC HOLDINGS, INC.

CLASS A WARRANT TO PURCHASE COMMON STOCK

September 21, 2005

WARRANT NO. ___

THIS CERTIFIES THAT, for value received, __________________ with a principal residence or business at _____________________________________ (the “Holder”) is entitled to purchase from AHPC Holdings, Inc., a Maryland corporation (the “Company”), at any time or from time to time after the date hereof and ending at 5:00 p.m. Chicago, Illinois time on the fifth (5th) calendar anniversary of the date hereof, __________ shares (the “Shares”) of common stock of the Company (the “Common Stock”). Each Share subject to this Warrant may be purchased for a price per share equal to $3.50 (the “Warrant Price”).

1. Method of Exercise; Payment; Issuance of New Warrant; Mandatory Conversion.

(a) Method of Exercise; Payment. The purchase right represented by this Warrant may be exercised by the Holder, in whole or in part and from time to time any time after the date hereof, by (i) the surrender of this Warrant (with a notice of exercise in the form attached hereto as Exhibit A, duly executed) at the principal office of the Company and (ii) the payment to the Company, by check or wire transfer of funds to an account specified in writing by the Company, of an amount equal to the Warrant Price times the number of Shares being exercised. (b) Issuance of New Warrant. In the event that all Shares represented by this Warrant are not exercised, the Company shall within five (5) business days issue to Holder a new Warrant for the unexercised Shares, such Warrant as shall be identical in all respects to this Warrant except for the number of Shares it represents.

        (b) Issuance of New Warrant. In the event that all Shares represented by this Warrant are not exercised, the Company shall within five (5) business days issue to Holder a new Warrant for the unexercised Shares, such Warrant as shall be identical in all respects to this Warrant except for the number of Shares it represents.

        (c) Mandatory Conversion. In the event that the closing price of the Common Stock on NASDAQ (or any other national exchange or quoting system on which the Common Stock trades if no longer traded on NASDAQ) exceeds $8.75 for fifteen (15) consecutive trading days, this Warrant shall be automatically exercised in full in a cashless exchange. The number of common shares to be issued as a result of the cashless exchange shall be equal to the average closing stock price of the Common Stock on the fifteen days preceding the date of exercise minus the Warrant Price, with such difference multiplied by the number of Shares being exercised, and finally such product being divided by the Warrant Price. The average price of the Common Stock used in determining the number of shares that shall be issued to Holder upon the mandatory conversion of this Warrant shall be computed by adding together the closing price on NASDAQ (or any other national exchange or quoting system on which the Common Stock trades if no longer traded on NASDAQ) for each of the fifteen days and dividing that sum by that number of days (fifteen).

2. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all preemptive rights, taxes, liens and charges with respect to the issue thereof; provided, however, that the Company shall not be required to pay any transfer taxes with respect to the issue of shares in any name other than that of the registered holder hereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Company shall at all times take all such action and obtain all such permits or orders as may be necessary to enable the Company lawfully to issue such Common Stock as duly and validly issued, fully paid and nonassessable shares upon exercise in full of this Warrant.

3. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the current market price of such Shares then in effect as determined in good faith by the Company’s Board of Directors.

4. Adjustment. This Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

        (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date hereof effect a subdivision of the outstanding Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the date hereof combine the outstanding Common Stock, the Warrant Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

        (b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time after the date hereof shall make or issue a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Warrant Price shall be decreased as of the time of such issuance, by multiplying the Warrant Price by a fraction:

(x)	the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance; and

(y)
the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

        (c) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the date hereof shall make or issue a dividend or other distribution payable in securities of the Company other than Common Stock, then and in each such event, provision shall be made so that the Holder shall receive upon exercise hereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that it would have received had this Warrant been exercised on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by it as aforesaid during such period, given application to all adjustments called for during such period, under this Section 4.

        (d) Adjustment of Number of Shares. Upon each adjustment of the Warrant Price pursuant to this Section 4, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of the Warrant by the Warrant Price in effect prior to such adjustment and dividing the product so obtained by the new Warrant Price.

        (e) Adjustment for Reclassification, Exchange and Substitution. If the Common Stock issuable upon the exercise of this Warrant are changed into the same or different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination provided for in Subsection (a) above, a dividend or distribution provided for in Subsection (b) or (c) above, or a reorganization, merger, consolidation or sale of assets, provided for in Subsection (f) below), then and in any such event the Holder shall have the right thereafter to exercise this Warrant into the kind and amount of stock and other securities receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such recapitalization, reclassification or change.

        (f) Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a subdivision or combination provided for in Subsection (a) above, a dividend or distribution provided for in Subsection (b) or (c) above, or a reclassification or exchange of shares provided for in Subsection (e) above) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, upon payment of the Warrant Price, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale.

        (g) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against dilution or other impairment.

        (h) Notice of Adjustments. Whenever this Warrant shall be adjusted pursuant to this Section 4, the Company shall make a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the type or the number of Shares purchasable after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

        (i) Notice of Record Date. In the event:

(1)	that the Company declares a dividend (or any other distribution) on its Common Stock;

(2)	that the Company subdivides or combines its outstanding shares of Common Stock;

(3)
of any reclassification of the Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation, merger or share exchange of the Company into or with another corporation, or of the sale of all or substantially all of the assets of the Company; or

(4)	of the involuntary or voluntary dissolution, liquidation or winding up of the Company;

then the Company shall notify the Holder at least 20 days prior to the date specified in (A) below or 20 days before the date specified in (B) below, in writing stating:

(A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as to which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined; or

(B) the date on which such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

5. Compliance with Securities Act; Disposition of Warrant or Common Stock.

        (a) Compliance with Securities Act. The Holder, by acceptance hereof, agrees that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Warrant or any Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Act”). All Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES ACTS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS COVERING THIS SECURITY OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACTS.”

        (b) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any Common Stock acquired pursuant to the exercise of this Warrant prior to registration of such shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder’s counsel, reasonably acceptable to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such Common Stock and indicating whether or not under the Act certificates for this Warrant or such Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder that the Holder may sell or otherwise dispose of this Warrant or such Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subparagraph (b) that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Notwithstanding the foregoing, this Warrant or such Common Stock may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company may request a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

6. Rights as Shareholders. No Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

7. Representations and Warranties. The Company represents and warrants to the Holder as follows:

        (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

        (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

        (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company’s Restated Articles of Incorporation; and

        (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s Articles of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and, except for consents that have already been obtained by the Company, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

        (e) Registration Rights. The Company has agreed that if at any time within one year of the issuance of this Warrant the Company shall file a registration statement (not including an S-8 registration) with the SEC, the Company agrees to register for resale all the Shares and use commercially reasonable efforts to have the SEC declare such registration statement effective and to effect any related qualification or compliance with respect to the Shares as soon as possible. In the event that the Company does not file a registration statement with the SEC in the one year period following the issuance of this Warrant, the Holders of the Class A Warrants, Class B Warrants and the Placement Agent Warrants (collectively, the “Warrants”, whether exercised or unexercised, shall have the right to a single collective demand for registration (the “Demand Request”). Such Demand Request shall be presented to the Company in writing and must consist of the assent of 51% or more of the total Common Stock issuable upon exercise of all the Warrants. If the Demand Request is made by the Holders, the Company shall, no later than sixty (60) days following receipt of the written Demand Request, file a registration statement with the SEC relating to the resale of the Shares and use commercially reasonable efforts to have the SEC declare such registration statement effective and to effect any related qualification or compliance with respect to the Shares as soon as possible, but in no event later than 180 days from the filing of the registration statement. The Company shall also comply with all rules relating to the listing of additional shares on NASDAQ. The full registration rights are set forth in the Registration Rights Agreement attached as an exhibit to the Offering Document.

8. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

9. Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including via facsimile machine) and mailed, faxed or delivered as follows: if to the Company, at its address specified opposite its signature below; and if to the Holder, to the address specified in the first paragraph of this Warrant; or in each case at such other address as shall be designated by the Holder or the Company in a written notice to the other. All such notices and communications shall, when mailed, faxed or sent by overnight courier, be effective when deposited in the mails or overnight courier, as the case may be, or sent by facsimile machine.

10. Descriptive Headings. The descriptive headings of the several sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

11. Governing Law. THIS WARRANT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

12. Binding Effect on Successors. This Warrant shall be binding upon any corporation or other business entity succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise, and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

13. Lost Warrants or Stock Certificates. The Company covenants to the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered by its duly authorized officer on the day and year first above written.

AHPC HOLDINGS, INC.

By:________________________________________
Name: Alan Zeffer
Title: Chief Executive Officer

Address:  80 Internationale Blvd.
                  Unit A
                  Glendale Heights, IL 60139

EXHIBIT A

NOTICE OF EXERCISE

TO: AHPC Holdings, Inc.

(1) The undersigned hereby elects to purchase __________ shares of Common Stock of AHPC Holdings, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the Warrant Price for such shares in full.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

________________________________________
                                   (Name)

HOLDER

By:  __________________________________________
Its:  __________________________________________

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

______________________________________          _________________________________________
(Name)                                                                                                                                                   (Signature)

____________________________________________             _______________________________________________
(Address)                                                                                                                                              (Date)